EQ ADVISORS TRUST
SM

Multimanager Technology Portfolio

SUPPLEMENT DATED MAY 10, 2021 TO THE SUMMARY PROSPECTUS AND PROSPECTUS DATED MAY 1, 2021

This Supplement updates certain information contained in the Summary Prospectus and Prospectus dated May 1, 2021 of EQ Advisors Trust (the “Trust”). You should read this Supplement in conjunction with the Summary Prospectus and Prospectus and retain it for future reference. You may obtain these documents, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download the documents at the Trust’s website at www.equitable-funds.com.

Effective May 12, 2021, the following change is being made to the Portfolio’s Summary Prospectus — Class IA and IB Shares, Summary Prospectus — Class IA, IB and K Shares, and Prospectus:

In the section entitled “INVESTMENTS, RISKS, AND PERFORMANCE — Principal Investment Risks,” “Sector Risk” is deleted in its entirety and replaced with the following:

Sector Risk:
To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. The Portfolio may have significant exposure to one or more sectors of the market through its direct investments in securities of operating companies as well as indirectly through its investments in ETFs.